UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549
                               ________________

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: September 26, 2001

                               REII INCORPORATED
             _____________________________________________________
             Exact name of registrant as specified in its charter

         Delaware                    21-16563-B              51-0373976
    ___________________________     ____________          _________________
    (State or other Jurisdiction    (Commission            (IRS Employee
       of Incorporation)             File number)        Identification No.)

                      1051 Fifth Avenue North, Naples, FL    34102
                    ________________________________________________
                   (Address of Principal Executive Office) (Zip Code)

                                 (941) 261-3396
                           ____________________________
                           (registrant's Telephone Number
                               Including area code)